EXHIBIT 24




                    SPARTECH CORPORATION AND SUBSIDIARIES
                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending October 31, 1998, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated:  January 6, 1999                                /s/ Ralph B. Andy
                                                       Ralph B. Andy
                                                       Director



                                                            EXHIBIT 24




                    SPARTECH CORPORATION AND SUBSIDIARIES
                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending October 31, 1998, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated:  January 6, 1999                                /s/Alan R. Teague
                                                       Alan R. Teague
                                                       Director


                                                            EXHIBIT 24




                    SPARTECH CORPORATION AND SUBSIDIARIES
                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending October 31, 1998, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 6, 1999                                 /s/Calvin O'Connor
                                                       Calvin O'Connor
                                                       Director



                                                            EXHIBIT 24




                    SPARTECH CORPORATION AND SUBSIDIARIES
                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending October 31, 1998, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 6, 1999                                 /s/Jackson W. Robinson
                                                       Jackson W. Robinson
                                                       Director


                                                            EXHIBIT 24




                    SPARTECH CORPORATION AND SUBSIDIARIES
                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending October 31, 1998, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 6, 1999                                 /s/Thomas L. Cassidy
                                                       Thomas L. Cassidy
                                                       Director


                                                            EXHIBIT 24




                    SPARTECH CORPORATION AND SUBSIDIARIES
                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending October 31, 1998, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 6, 1999                                 /s/W. R. Clerihue
                                                       W. R. Clerihue
                                                       Director



                                                            EXHIBIT 24




                    SPARTECH CORPORATION AND SUBSIDIARIES
                                 POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Bradley B. Buechler his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capacities to sign this annual report on Form 10-K of SPARTECH Corporation and Subsidiaries for fiscal year ending October 31, 1998, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.



Dated: January 6, 1999                                 /s/John R. Kennedy
                                                       John R. Kennedy
                                                       Director